F O U R T H Q U A R T E R A N D F U L L Y E A R 2 0 2 0 R E S U L T S F E B R U A R Y 1 2 , 2 0 2 1

Safe Harbor for Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2021 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of February 12, 2021 as well as those set forth in our Annual Report on Form 10-K filed by us on March 2, 2020 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: All information in this presentation speaks as of February 12, 2021 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Cloud services and digital media growth and continued demand for fax services • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes 2

Risk Factors • Inability to sustain growth or profitability, and any related impact of U.S. or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines • Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies • Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise • Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization • New or unanticipated costs and/or fees or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes • The scope and duration of the COVID-19 pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us, as well as other unforeseen global crises, such as war, strife, global health pandemics, earthquakes, or major weather events or other uncontrollable events could negatively impact our revenue and operating results • Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure, security breach, or compliance obligations; inability to manage reputational risks associated with our businesses • Competition from others with regard to price, service, content and functionality • Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP • Inability to continue to expand our business and operations internationally • Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations • Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans • Inability to maintain and increase our customer base or average revenue per user • Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations, or being subject to existing regulations • Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return • Loss of services of executive officers and other key employees • Other factors set forth in our Annual Report on Form 10-K filed by us on March 2, 2020 with the SEC and the other reports we file from time to time with the SEC The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected: 3

Q4 2020 Consolidated Financial Snapshot (1) See slides 17, and 19-23 for a GAAP to non-GAAP reconciliation of adjusted gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by Business for Q4 2020 (2) Figures are adjusted non-GAAP4

FY 2020 Consolidated Financial Snapshot (1) See slides 17, and 19-23 for a GAAP to non-GAAP reconciliation of adjusted gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by Business for FY 2020 (2) Figures are adjusted non-GAAP5

Adjusted EBITDA and Free Cash Flow (1) (1) See slides 18 and 19 for a GAAP reconciliation of Free Cash Flow and adjusted EBITDA (2) Figures are adjusted non-GAAP 6

Q4 2020 Financial Snapshot By Business 7 (1) Figures are adjusted non-GAAP (2) See slides 20 and 21 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by Business for Q4 2020

FY 2020 Financial Snapshot By Business 8 (1) Figures are adjusted non-GAAP (2) See slides 22 and 23 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by Business for FY 2020

2021 FINANCIAL GUIDANCE

# 2021 Outlook (Forward-Looking Statements)

**Our guidance is exclusive of the B2B backup assets and, for comparative purposes to 2020, also excludes our previously sold UK and ANZ Voice assets**

**Cloud Services**

- Excludes B2B Backup and Voice UK assets
- Revenue growth expected to be ~3%
- Adjusted EBITDA(1)(2) margin expected to be between 48% - 49%
  - 150bps of investments in our Cybersecurity and MarTech businesses

**Digital Media**

- Revenue growth expected to be ~25%
- Adjusted EBITDA(1)(2) margin expected to be 38% - 39%
- Distribution of Revenues in 2020
  - Q1 expected to represent ~20% of total annual Revenue
  - Q4 expected to represent ~32% of total annual Revenue

**Corporate**

- Tax rate expected to be between 22% - 24%
- Excludes Share-Based Compensation of between $20 - $24MM
- Effective Share Count used for EPS calculation is estimated to be 44.6MM, with no assumed dilution from the convertible notes

(1) Figures are adjusted non-GAAP.
(2) See slides 17-23 for a GAAP reconciliation of adjusted earnings per diluted share, free cash flow, and adjusted EBITDA; these EBITDA margins are before corporate allocations

10

J2 GLOBAL

11 2021 Guidance (Forward-Looking Statements) Our annual guidance of Revenues, Adjusted EBITDA and Adjusted non-GAAP EPS (1)(2)(3) (1) Figures are adjusted non-GAAP (2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax (3) 2021 Revenues cannot be reconciled to GAAP as it is unknown when the sale of the Company’s B2B Backup business will occur Actuals Excluded Assets Non-GAAP Pro-Forma Revenue ($MM) $1,490 ($68) $1,422 Adjusted EBITDA ($MM) $616 ($26) $590 Adjusted Non-GAAP EPS $8.18 ($0.38) $7.80 FY 2020 Low Midpoint High Midpoint YoY % Increase vs 2020PF Revenue ($MM) $1,630 $1,653 $1,676 16.2% Adjusted EBITDA ($MM) $646 $656 $666 11.2% Adjusted Non-GAAP EPS $8.93 $9.10 $9.27 16.7% J2 FY 2021 Guidance Range

12 Pro-Forma(1) Performance (1) 2017-2020 figures are pro-forma (unaudited) for the exclusion of certain assets within Voice ANZ, Voice UK, and B2B Backup; see slide 24 for reconciliation from Actuals to Pro-Forma (2) Revenue cannot be reconciled to GAAP as it is unknown when the sale of the Company’s B2B Backup business will occur (3) 2021 is the midpoint of the 2021 guidance range 42% 40% 40% 42% 40% EBITDA Margin

SUPPLEMENTAL INFORMATION

Consolidated Metrics (1) See slide 17 for a reconciliation of adjusted non-GAAP earnings and EPS to GAAP Net Income and diluted GAAP EPS (2) See slide 18 for a definition of Free Cash Flow and reconciliation to Net Cash Provided by Operating Activities (3) See slide 19 for a definition of adjusted EBITDA and reconciliation to Net Income (4) Figures are adjusted non-GAAP 14

Cloud Services & Digital Media Metrics (1) Cloud Services revenue includes IP Licensing revenue; Q3 2020 Cloud Services Revenue excludes $1.0MM in projected September revenues and $0.3MM in September EBITDA for the divested Voice ANZ asset (2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers’ accounts for other services (3) Quarterly Average Revenue per Customer is calculated using our standard convention of applying the average of the quarter’s beginning and ending customer base to the total revenue of the quarter; Q2 2019 assumes NetProtect acquisition closed on March 31, instead of April 2, 2019 (4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than four months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter (5) Digital Media Traffic figures based on Google Analytics & Partner Platforms; To more accurately reflect customer activity at Ookla, we have shifted to using tests as the basis instead of Google Analytics, resulting in pro-forma adjustments to data from Q4 2019 through Q4 2020 15 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Revenue by Type Fixed Subscriber Revenues (1) $120,840 $123,648 $123,111 $121,350 $124,309 $140,352 $141,832 $142,420 $141,486 $140,755 $144,525 $144,864 Variable Subscriber Revenues (1) $28,482 $26,479 $26,781 $26,591 $27,481 $28,557 $29,139 $26,725 $28,262 $26,285 $25,708 $26,128 Subscriber Revenues $149,322 $150,127 $149,892 $147,940 $151,790 $168,909 $170,971 $169,145 $169,748 $167,039 $170,233 $170,991 Other Licenses Revenue $163 $170 $202 $158 $455 $223 $192 $151 $36 $18 $15 $380 Total Cloud Services Revenues $149,485 $150,297 $150,094 $148,099 $152,245 $169,132 $171,163 $169,296 $169,784 $167,058 $170,248 $171,372 Revenue - DID vs Non-DID DID Based Revenues $98,692 $98,488 $98,897 $97,003 $97,068 $97,379 $97,219 $96,668 $96,514 $94,988 $98,000 $97,397 Non-DID Based Revenues $50,793 $51,809 $51,197 $51,096 $55,177 $71,753 $73,944 $72,628 $73,270 $72,070 $72,248 $73,974 Total Cloud Services Revenues $149,485 $150,297 $150,094 $148,099 $152,245 $169,132 $171,163 $169,296 $169,784 $167,058 $170,248 $171,372 Cloud Services Customers (2) 3,185 3,197 3,204 3,165 3,148 4,015 4,039 4,036 4,076 4,076 4,041 4,018 Average Monthly Revenue/Customer (3) $15.65 $15.68 $15.61 $15.49 $16.03 $14.01 $14.15 $13.96 $13.95 $13.66 $13.98 $14.14 Cancel Rate (4) 2.2% 2.0% 2.2% 2.1% 2.2% 2.5% 2.4% 2.4% 2.3% 2.2% 2.1% 2.4% Visits 1,957,985 1,952,270 1,949,167 1,846,496 1,806,992 1,618,612 1,856,953 2,259,469 2,145,142 2,359,206 2,196,539 2,390,020 Views 8,159,496 7,528,471 7,980,168 8,058,385 7,086,701 6,492,120 7,008,292 7,583,974 7,166,683 7,553,164 7,166,624 8,659,830 2020 Digital Media Metrics (5) (i n ' 0 0 0 s) |- -- -- -- -- -- -- -- -- -- -- -( in '0 0 0 s) -- -- -- -- -- -- -- -- -- -- -- | 2019 Cloud Services Metrics 2018

# Return on Invested Capital (ROIC) Calculation

| (in Millions) | Cumulative Spend (1) | Adjusted EBITDA (2)(3) | Cumulative Spend / Adjusted EBITDA (3) | Free Cash Flow (FCF) (3) | Cumulative FCF (3) since 2008 | Invested Equity Capital (IEC) (4) | ROIC FCF (3) / IEC (4) | IEC (4) & Net Debt (5) | ROIC FCF (3) / (IEC (4) & Net Debt (5)) |
|---|---|---|---|---|---|---|---|---|---|
| 2014 | $920.5 | $262.6 | 3.5x | $171.5 | $945.6 | $513.1 | 33.4% | $672.7 | 25.5% |
| 2015 | $1,209.1 | $333.3 | 3.6x | $223.2 | $1,168.8 | $580.9 | 38.4% | $926.5 | 24.1% |
| 2016 | $1,671.8 | $396.1 | 4.2x | $267.9 | $1,436.7 | $659.8 | 40.6% | $1,137.6 | 23.5% |
| 2017 | $2,052.7 | $463.0 | 4.4x | $264.8 | $1,701.5 | $718.2 | 36.9% | $1,419.8 | 18.7% |
| 2018 | $2,315.2 | $489.5 | 4.7x | $344.9 | $2,046.4 | $722.8 | 47.7% | $1,526.5 | 22.6% |
| 2019 | $2,742.6 | $550.2 | 5.0x | $350.4 | $2,396.8 | $802.4 | 43.7% | $1,675.3 | 20.9% |
| 2020 | $3,260.7 | $615.7 | 5.3x | $407.7 | $2,804.5 | $744.5 | 54.8% | $2,080.8 | 19.6% |

(1) Cumulative spend based on PPE, purchase of acquisitions (net of proceeds from sale of businesses), purchase of intangibles and deferred payments for acquisitions from Statement of Cash Flow; Average is the current year's ending balance and previous year's ending balance divided by two
(2) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 19 for GAAP reconciliation to adjusted EBITDA
(3) Figures are adjusted non-GAAP
(4) Investment Equity Capital defined as Initial Equity plus GAAP Net Income less Dividends less Buybacks
(5) Net Debt defined as Total Debt less Cash

16

J2 GLOBAL

Q4 and FY 2020 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS(1) 17 Non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation; (2) elimination of certain acquisition related integration costs; (3) elimination of interest costs in excess of the coupon rate associated with the convertible notes and overlapping interest of senior notes prior to extinguishment; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of change in value on investment; (6) elimination of additional tax expense/benefit from prior years; (7) elimination of gain on sale of assets; (8) elimination of intra- entity transfers; (9) lease asset impairments and other charges; and (10) leasehold improvement impairments.

GAAP Reconciliation - Free Cash Flow (1)(2) 18 (1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficits) from share based compensation, plus IRS settlement, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes; The free cash flows in 2016, 2017, 2019, and 2020 are before the effect of payments associated with certain contingent consideration associated with recent acquisitions (2) Figures are adjusted non-GAAP

GAAP Reconciliation - Adjusted EBITDA (1)(2) (1) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes (2) Figures are adjusted non-GAAP19 (Figures in Millions)

(1) Figures are adjusted non-GAAP 20 Q4 2020 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations

21 (1) Figures are adjusted non-GAAP Q4 2019 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations NOTE 2: Table above has been recast to remove the impact of certain expenses associated with the Corporate entity that were previously allocated to the Cloud Services and Digital Media businesses

(1) Figures are adjusted non-GAAP22 FY 2020 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations NOTE 2: Table above has been recast to remove the impact of certain expenses associated with the Corporate entity that were previously allocated to the Cloud Services and Digital Media businesses

(1) Figures are adjusted non-GAAP 23 FY 2019 Reconciliation of GAAP to Adjusted EBITDA (1) NOTE 1: Table above excludes certain intercompany allocations NOTE 2: Table above has been recast to remove the impact of certain expenses associated with the Corporate entity that were previously allocated to the Cloud Services and Digital Media businesses

(1) Adjustments for excluded assets consist of certain Voice assets in Australia and New Zealand that were sold in the third quarter of 2020, certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business24 Reconciliation of Non-GAAP to Pro-Forma 2017A 2018A 2019A 2020A Stated Revenues $1,117.8 $1,207.3 $1,372.1 $1,489.6 Adjustments (1) (143.1) (95.1) (84.4) (67.9) Pro-forma Total 974.7 1,112.2 1,287.7 1,421.7 Stated EBITDA 463.0 489.5 550.3 615.7 Adjustments (1) (56.5) (43.7) (38.6) (25.7) Pro-forma Total 406.5 445.8 511.8 590.0 Stated Diluted EPS 5.64 6.35 7.08 8.18 Adjustments (1) (0.85) (0.74) (0.54) (0.38) Pro-forma Total $4.79 $5.61 $6.54 $7.80 (Figures in Thousands, except per share amounts)